MINI30.09
–
Clinical
response
to
entrectinib
in
a
patient
with
NTRK1-rearranged
non-small
cell
lung
cancer
(NSCLC)
-
Farago
Anna F. Farago, Manish Patel, Todd M. Bauer, Stephen V. Liu, Alexander Drilon, Jennifer Wheler,
Sai-Hong I. Ou, David Jackman, Daniel B. Costa, Pratik Multani, Zachary Hornby, David Luo,
Jonathan E. Lim, A. John Iafrate, and Alice T. Shaw
September 9, 2015
Clinical
response
to
entrectinib
in
a
patient
with
NTRK1-rearranged
non-small
cell
lung
cancer
(NSCLC)
Exhibit 99.1

Disclosures: Consulting for Agios
Pharmaceuticals, Intervention
Insights, Cell Signaling Technology
MINI30.09
–
Clinical
response
to
entrectinib
in
a
patient
with
NTRK1-rearranged
non-small
cell
lung
cancer
(NSCLC)
-
Farago

MINI30.09
–
Clinical
response
to
entrectinib
in
a
patient
with
NTRK1-rearranged
non-small
cell
lung
cancer
(NSCLC)
-
Farago
Ligand-mediated signaling
TrkA/TrkB/TrkC
Fusion oncogene signaling:
ligand independent
NTRK gene rearrangements in human malignancies

MINI30.09
–
Clinical
response
to
entrectinib
in
a
patient
with
NTRK1-rearranged
non-small
cell
lung
cancer
(NSCLC)
-
Farago
KM-12
is
a
human
CRC
line
driven
by
a
constitutively
active
TrkA
fusion:
TPM3-NTRK1
Entrectinib
potently
inhibits
TrkA
phosphorylation
and
downstream
signaling
Entrectinib
induces in vivo tumor regression and durable tumor stabilization
In vitro
In vivo
xenograft
Target
TrkA
TrkB
TrkC
ROS1
ALK
IC50* (nM)
1.7
0.1
0.1
0.2
1.6
Entrectinib: pan-Trk inhibitor with in vitro and in vivo activity
* Biochemical kinase
assay
Entrectinib

MINI30.09
–
Clinical
response
to
entrectinib
in
a
patient
with
NTRK1-rearranged
non-small
cell
lung
cancer
(NSCLC)
-
Farago
NTRK1
gene rearrangement in NSCLC patient identified by anchored multiplex polymerase chain reaction
NTRK1
(NM_001007792.1)
Chr1:156785542-156851642
Exon
number: 10
SQSTM1
(NM_001142298)
Chr5:179233388-179265077
Exon
number:6
Chr5
Chr1
AMP PCR technique described in Zheng
et al., Nat Med 2014

MINI30.09
–
Clinical
response
to
entrectinib
in
a
patient
with
NTRK1-rearranged
non-small
cell
lung
cancer
(NSCLC)
-
Farago
Patient characteristics and clinical symptoms
•
Male, 45 years old when diagnosed with stage IV (T1bN1M1a) NSCLC, adenocarcinoma histology, in
November 2013
•
30 pack-year cigarette history, quit in 2000
•
Developed progressive disease despite several lines of treatment, including chemotherapy and PD-1 inhibitor
•
At the time of enrollment, the patient had ECOG PS 2 with baseline chest wall pain requiring PRN narcotics, dyspnea at rest, and an oxygen requirement of 3L/min by nasal cannula
•
Staging head CT demonstrated 15-20 previously untreated brain metastases up to 1.7 cm in diameter
•
Enrolled on phase I clinical trial with entrectinib
at 400 mg/m
2
PO daily
•
Entrectinib
was well tolerated, with possibly related AEs:
•
Dysgeusia, grade 1
•
Paresthesias, grade 1
•
Fatigue, grade 2
•
Within three weeks of starting treatment, the patient reported resolution of pain and dyspnea, and no longer required supplemental oxygen

MINI30.09
–
Clinical
response
to
entrectinib
in
a
patient
with
NTRK1-rearranged
non-small
cell
lung
cancer
(NSCLC)
-
Farago
Baseline (Day -7)
Day 26: -47%
Day 155: -77.3%
Partial response by RECIST 1.1 at four weeks and ongoing

MINI30.09 – Clinical response to entrectinib in a patient with NTRK1-rearranged non-small cell lung cancer (NSCLC) - Farago Complete response of all brain metastases Baseline (Day -7) Day 26 Day 155

MINI30.09
–
Clinical
response
to
entrectinib
in
a
patient
with
NTRK1-rearranged
non-small
cell
lung
cancer
(NSCLC)
-
Farago
Conclusions:
•
Entrectinib
caused rapid and clinically significant improvement in a patient with
NSCLC harboring an NTRK1
gene rearrangement.
•
The patient experienced resolution of baseline symptoms related to disease, including pain, dyspnea, and hypoxia.
•
Entrectinib
was well tolerated with minimal side effects.
•
The response is durable and ongoing, with current duration of response 4.1 months.
•
Entrectinib
caused complete response of previously untreated brain metastases in this patient, indicating potent CNS penetration and activity.
•
Entrectinib
may be an effective therapy for tumors harboring NTRK
gene
rearrangements, including those with CNS involvement.